EXHIBIT 10.6

STANDARD OFFICE BUILDING LEASE

This Lease Agreement (sometimes hereinafter referred to as the "Lease") made and. entered into This by and between Lucky Capital Inc. (hereafter called "Landlord"), whose address for purposes hereof is 3550 Biscay e Blvd. Suite 404 Miami FL 33137 and Talk Visual Corporation (hereinafter called "Tenant"), whose address for purposes hereof until the commencement of the Term of this Lease is 3550 Biscayne Blvd. Suite 706 Miami. FL ~ and after commencement of the Term of this Lease shall be the "Building" (hereinafter defined).

Witnesses:

LEASED PREMISES 1. Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease, demise and let from Landlord those certain premises (hereinafter sometimes called the "Premises" or "Leased Premises") in the building known as Lucky Capital (hereinafter called the "Building") located at 3550 Biscayne Blvd. Suite 705 Miami. FL 33137, such Leased Premises being more particularly described as follows: approximately ~Net Rent able square feet of Net Rent able Area (hereinafter defined) located on the Suite 705. Seventh (7) floor of the Building as reflected on the floor plan of such Leased Premises attached hereto as Exhibit "A" and made a part hereof, identified by the signatures or initials of Landlord and Tenant. The terms "Net Rent able Area", and "Proportionate Part" as used herein, shall refer to both sections one and two as follows: (i) in the case of a single tenancy floor, all space measured from the inside surface of the outer glass of the Building to the inside surface of the opposite outer wall, excluding only the areas ("Service Areas") within the outside walls used for building stairs, fire towers, elevator shafts, flues, vents, pipe shafts and vertical ducts, but including any such areas which are for the specific use of the particular tenant such as special stairs or elevators, and (ii) in the case of a multi-tenancy floor, all space within the inside surface of the outer glass enclosing the tenant occupied portion of the floor and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, rest rooms and other similar facilities for the use of all tenants, on the particular floor and in the building (hereinafter sometimes called "Building Common Areas" and "Floor Common Areas"), but including a proportionate part of the Common Areas located on such floor and in the building. No deductions from Net Rent able Areas are made for columns necessary to the Building. The Net Rent able Areas in the Leased Premises and in the Building have been calculated on the basis of the foregoing definitions and are hereby stipulated above as to the Leased Premises, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done substantially in accordance with the approved plans, and 47.000 net rent able square feet as to the Building.

TERMS 2. This Lease shall be for the term of Two Years and Five Months with a 4% increase each year commencing on the lst of February. 2000 and ending on the 3Oth of June. 2002 (hereinafter sometimes referred to as the "Lease Term" or "Term"), unless sooner terminated or extended as provided herein.

OPTION TERMS WHEN APPLICABLE Time is of the Essence and Tenant must exercise the Option, if at all, by delivering written notice 90 days prior to the Lease expiration. If notice is not given in the manner provided herein within the time specified, this option shall expire. Tenant's right to exercise the Option shall be conditioned upon Tenant not being in default of the Lease at the time when the Notice of Exercise is delivered to the Landlord. Should Tenant be in default at the time when the Notice of Exercise is sent, Tenant's Notice of Exercise shall, at the sole option of the Landlord, be deemed null and void and of no force and effect. If the Landlord is unable to give possession of the Leased Premises on the date of the commencement of the aforesaid Lease Term by reason of the holding over of any prior tenant or tenants or for any other reasons, an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances until possession is given to Tenant, but nothing herein shall operate to extend the initial Term of the Lease beyond the agreed expiration date, and said abatement in rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises. There shall be no delay in the commencement of the Term of this Lease and/or payment of rent where Tenant fails to occupy premises when same are ready for occupancy, or when Landlord shall be delayed in substantially completing such Leased Premises as a result of:

(a) Tenant's failure to promptly furnish working drawings and plans as required or

(b) Tenant's failure to approve cost estimates within one (I) week or

(c) Tenant's failure to promptly select materials, finishes, or installation or

(d) Tenant's changes in plans (notwithstanding Landlord's approval of any such changes),

(e) Any other act of omission by Tenant or its agents, or failure to promptly make other decisions, necessary to the preparation of the Leased Premises for occupancy.

The commencement of the Term and the payment of rent shall not be affected, delayed or deferred on account of any of the foregoing. For the purposes of this paragraph, the Leased Premises shall be deemed substantially completed and ready for occupancy by Tenant when Landlord's Supervising Architect certifies that the work required of Landlord, if any, has been substantially completed in accordance with said approved plans and specifications.

Taking possession of the Leased Premises by Tenant shall be conclusive evidence as against Tenant that the Leased Premises were in good and satisfactory condition when possession was so taken. This Lease does not grant any right to light or air over or about the Leased Premises or Building.

If Tenant, with Landlord's consent, shall occupy the Leased Premises prior to the beginning of the Lease Term as specified hereinabove, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, and Tenant shall pay rent for such period at the same rate herein specified.

BASE RENT 3. Tenant agrees to pay Landlord a total "Base Rental" of One hundred twenty-seven thousand four hundred eighty dollars and eighty-five cents ($127,480.85) being an annual Base Rental of Year 1-$51,180.00, Year 2-$53,227.20, Year 3-$23,073.65 in equal monthly installments of Year 1-$4,265.00, Year 2-$4,435.60, Year 3-$4,614.73, which is computed at a Base
Rental of N/A per rent able square foot per annum for each and every calendar month of the Term of this Lease, without any offset or deduction whatsoever, in lawful (legal tender for public or private debts) money of the United States of America, at the Management Office of the Building or elsewhere as designated from time to time by Landlord's written notice to Tenant.

Landlord upon execution of this Lease by Landlord and Tenant shall hereby acknowledge payment by Tenant of the sum of $4.265.00 representing payment of rental for the first full calendar month of February for this Lease. The balance of the total Base Rental is payable in equal monthly installments as specified above, on the first day of each month hereafter ensuing, the first of which shall be due and payable on the first of March. 2000.

If the Term of this Lease commences on any day of a month excepting the first day, Tenant shall pay Landlord rental as provided for herein for such commencement month on a pro-rata bases (such proration to be based on the actual number of days in the commencement month), and the first month's rent paid by Tenant, if any, upon execution of this Lease shall apply and be credited to the next full month's rent due hereunder. Rental for any partial month of occupancy at the end of the Term of this Lease will be prorated, such proration to be based on the actual number of days in the partial month.

In addition to Base Rental, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals, and any other charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of rentals collected therefore. Nothing herein shall, however, be taken to require Tenant to pay any part of any Federal and State Taxes on income imposed upon Landlord. Tenant shall be required to pay Landlord a late fee of Twenty Five Dollars ($25.00) or interest on any rental due that remains unpaid for Five (5) days after its due date, whichever is greater. Said interest will be computed at the maximum legal rate from due date.

ADDITIONAL RENT 4. (a) In the event that the cost to the LANDLORD for the Operating Expenses of the Building, its appurtenances, and/or the land on which it is located, as hereinafter defined, during any calendar year of the Lease Term subsequent to the Base Year (which the parties hereto agree shall be calendar year 2000) shall exceed the cost to the LANDLORD for the Operating Expenses of the Building, its appurtenances, and/or the land on which it is located, during the Base Year, then TENANT shall pay to LANDLORD as additional rent TENANTs "proportionate share" (as such term is hereinafter defined) of the increase in such costs for each calendar year, if any. The proportionate share to be paid by the TENANT shall be the percentage which the Net Rent able Area then leased by the TENANT in the Building bears to the Total Net Rent able Area contained in the Building, which is ~ net rent able square feet. Based upon the Net Rent able Area of the Leased Premises, Tenant's "proportionate share" is ~. The amount of such additional rent due from Tenant, if any, shall be determined by multiplying Tenant's proportionate share by any increase in Operating Expenses over the Operating Expenses of the Base Year, except that such additional rent shall be prorated for any partial calendar year following the commencement of the Lease Tenn.

(b) Tenant's obligation to pay Tenant's proportionate share of the Operating Expenses shall commence as of the beginning of the first full calendar year following the Base Year.

(c) The term "Operating Expenses" as used herein shall mean the cost of all expenses, cost and disbursements of every kind and nature which LANDLORD shall pay or become obligated to pay because of or in connection with the ownership, maintenance and/or operation of the Building, its appurtenances, and/or the land on which it is located, computed on the accrual basis, but shall not include the replacement of capital investment items and new capital improvements, except capital improvements made to the Building subsequent to the commencement date of this Lease that will improve operating efficiency amortized on a straight-Iine basis over the useful life of the improvement. By way of explanation and clarification, but not by way of limitation, these Operating Expenses will include the following:

1. Wages and salaries of all employees engaged in operation, maintenance, and security of the Building, its appurtenances, and/or the land on which it is located, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries; the cost of disability and hospitalization insurance, pension or retirement benefits, or any other fringe benefits for such employees.

2. All supplies and materials used in operation and maintenance of the Building, its appurtenances, and/or the land on which it is located.

3. Cost of all utilities including water, sewer, electricity, gas and fuel oil used by the Building, its appurtenances, and/or the land on which it is located. and not charged directly to another tenant.

4. Cost of customary Building management, including a reasonable management fee; janitorial services; trash and garbage removal; servicing and maintenance of all systems and equipment, including, but not limited to, elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire-extinguishers and hose cabinets, mail chute, and staging; security service; painting; window cleaning; landscaping and gardening.

5. Cost of all insurance, including, but not limited to, fire, casualty, liability, and rental abatement, insurance applicable to the Building, its appurtenances, and/or the land on which it is located, and LANDLORD's personal property used in connection therewith.

6. All real and personal property taxes (or payments in lieu of such taxes), excise taxes, levies and fees, and assessments and governmental charges whether federal, state, county or municipal, whether general or special, ordinary or extraordinary, unforeseen or foreseen, and whether they be taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building, its appurtenances, and/or the land on which it is located, or its operation excluding, however, federal and state taxes on income.

7. Cost of repairs, replacements and general maintenance.

(d) In the event the Operating Expenses in any year after the Base Year are reduced because of a major capital improvement or by the use of automation, then the Operating Expenses for the Base Year shall be reduced for the purpose of determining additional rent as though such improvement or automation was in effect during the Base Year. LANDLORD shall notify TENANT within ninety (90) days after the end of the Base Year and each calendar year thereafter during the term hereof. of the amount which LANDLORD estimates (as evidenced by budgets prepared by or on behalf of LANDLORD) will be the amount of TENANT's proportionate share of increases in Operating Expenses for the then current calendar year and TENANT shall pay such sum in advance to LANDLORD in equal monthly installments, during the balance of said calendar year, on the first day of each remaining month in said calendar year commencing on the first day of the first month following TENANT's receipt of such notification. Within ninety (90) days following the end of each calendar year after the Base Year, LANDLORD shall submit to TENANT a statement showing the actual amount which should have been paid by TENANT with respect to increases in Operating Expenses for the past calendar year, the amount thereof actually paid during that year by TENANT and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Within thirty (30) days after receipt by TENANT of said statement, TENANT shall have the right in person to inspect LANDLORD's books and records showing the Operating Expenses for the Building for the calendar year covered by said statement.

Said statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth therein unless LANDLORD receives written objections with respect thereto within said thirty (30) day period. Any balance shown to be due pursuant to said statement shall be paid by TENANT to LANDLORD within thirty (30) days following TENANTs receipt thereof and any overpayment shall be immediately credited against TENANT's obligation to pay expected additional rent in connection with anticipated increases in Operating Expenses or, if by reason of any termination of the Lease no such future obligation exists, refunded to TENANT. Anything herein to the contrary notwithstanding, TENANT shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by LANDLORD to TENANT, pursuant to the terms hereof. because of any objection which TENANT may raise with respect thereto and LANDLORD shall immediately credit any overpayment found to be owing to TENANT against TENANT's proportionate share of increases in Operating Expenses for the then current calendar year (and future calendar years, if necessary) upon the resolution of said objection or, if at the time of the resolution of said objection the Lease Term has expired, immediately refund to TENANT any overpayment found to be owing to TENANT .

(e) The covenant of Tenant to pay Tenant's proportionate share shall survive the termination of the Lease.

TIME OF PAYMENT 6. Tenant agrees: that Tenant will promptly pay said rents (Base Rental as the same may be adjusted from time to time pursuant to paragraph 5 and Additional Rental), at the time and place stated above; that Tenant will pay charges for work performed on order of Tenant, and any other charges that accrue under this Lease; that, if any part of the rent or above mentioned charges shall remain due and unpaid for seven days next after the same shall become due and payable. Landlord shall have the option (in addition to all other rights and remedies available to it by law and in equity) of declaring the balance of the entire rent for the entire Term of this Lease to be immediately due and payable, and Landlord may then proceed to collect all of the unpaid rent called for by this Lease by distress or otherwise.

SECURITY DEPOSIT 7. Tenant, concurrently with the execution of this Lease, shall deposit with Landlord the sum of $4.265.00 the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of the rents and all other payments herein agreed to be paid by Tenant, and for the faithful performance by Tenant of the terms, provisions, covenants and conditions of this Lease. It is agreed that Landlord, at Landlord's option, may at the time of any default by Tenant under any of the terms, provisions, covenants or conditions of the Lease apply said sum or any part thereof toward the payment of the rents and all other sums payable by Tenant under this Lease, and towards the performance of each and every one of Tenant's covenants under this Lease, but such covenants and Tenant's liability under this Lease shall thereby be discharged only pro tanto that Tenant shall remain liable for any amounts that such sum shall be insufficient to pay; that Landlord may exhaust any and all rights and remedies against Tenant before resorting to said sum, but nothing herein contained shall require or be deemed to require Landlord so to do; that, in the event this deposit shall not be utilized for any such purposes, then such deposit shall be returned by Landlord to Tenant within ten (10) business days next after the expiration of the Term of this Lease or the determination and payment of the amount due under paragraph 4 of this Lease, if any, which ever later occurs. Landlord shall not be required to pay Tenant any interest on said security deposit.

USE 8. The Tenant will use & occupy the Lease Premises for the following use or purpose and for no other use or purpose: Administrative Offices.

QUIET EMPLOYMENT 9. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all terms, provisions, covenants and conditions on Tenant's part to be observed and performed, Tenant shall, subject to all of the terms, provisions, covenants and conditions of this Lease Agreement, peaceably and quietly hold and enjoy the Lease Premises for the Terms hereby demised.

INSURANCE PREMIUMS 10. If the Landlord's insurance premiums exceed the standard premium rates because the nature of Tenant's operation results in extra hazardous exposure, the Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums. It is understood and agreed between the parties hereto that any such increase in premiums shall be considered as rent due and shall be included in any lien for rent.

RULES AND REGULATIONS 11. Tenant agrees to comply with all rules and regulations Landlord may adopt from time to time for operation of the Building and Parking Facilities and protection and welfare of Building and Parking Facilities, its tenants, visitors and occupants. The present rules and regulations, which Tenant hereby agrees to comply with, entitled "Rules and Regulations" are attached hereto and are by this reference incorporated herein. Any future rules and regulations shall become a part of this Lease, and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant, providing the same do not materially deprive Tenant of its rights established under this Lease.

GOVERNMENTAL REQUIREMENTS 12. That the Tenant Talk Visual Corporation shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the applicable fire prevention codes for the prevention of fires, at Tenant's own cost and expense, and Tenant will furnish Landlord with any and all documentation without demand.

SERVICES

13. Landlord will furnish the following services to Tenant:

(A) Cleaning services, deemed by Landlord to be normal and usual in a first class office building, on Monday through Friday, except that shampooing and replacement of carpet as required by Tenant shall be Tenant's expense.

(B) Automatically operated elevator service, public stairs, electrical current for lighting, incidentals, and normal office use, and water at those points of supply provided for general use of its Tenants at all times and on all days throughout the year .

(C) Heat and air conditioning on Monday through Friday & on 8:30 A.M. to 7:00 p .M. and Saturday & on 8:30 am to 12:00 pm except Memorial Day, Fourth of July,
Labor Day, Thanksgiving Day, Christmas Day and New Year's Day. Landlord shall also furnish heat and air conditioning at such other times as are not provided for herein, provided Tenant gives written request to Landlord before 2:00 p .M. of the business day preceding the extra usage and if Tenant requires heat and air conditioning during such hours, Tenant shall be billed for such service at the rate of $15.00 per hour per unit turned on and said rate may be changed with thirty (30) days prior written notice.

No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wire be brought into the Leased Premises, except upon the written consent and approval of the Landlord. Tenant shall use only office machines and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits & on which the Tenant obtains electric current. Any consumption of electric current in excess of that considered by Landlord to be used, normal and customary for all Tenants, or which require special circuits or equipment (the installation of which shall be at Tenant's expense after approval in writing by the Landlord), shall be paid for by the Tenant as additional rent paid to the Landlord in an amount to be determined by Landlord, based upon Landlord's estimated cost of such excess electric current consumption or based upon the actual cost thereof if such excess electric current consumption is separately metered.

Such services shall be provided as long as the Tenant is not in default under any of the terms, provisions, covenants and conditions of this Lease, subject to interruption caused by repairs, renewals, improvements, changes to service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord, and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by the Tenant or allowed by the Landlord.

TENANT WORK 14. It is understood and agreed between the parties hereto that any charges against Tenant by Landlord for services or for work done on the Leased Premises by order of Tenant, or otherwise accruing under this Lease, shall be considered as rent due and shall be included in any lien for rent.

REPAIR OF LEASED PREMISES 15. Tenant will, at Tenant's own expense, keep the Leased Premises in good repair and tenantable condition during the Lease Term and will replace at its own expense any and all broken glass caused by Tenant in and about said Leased Premises.

Tenant will make no alterations, additions or improvements in or to the Leased Premises without the written consent of Landlord, which shall not be unreasonably withheld, but may be predicated upon but not limited to Tenant's use of contractors who are acceptable to Landlord, and all additions, fixtures, carpet or improvements, except only office furniture and fixtures which shall be readily removable without injury to the Leased Premises, shall be and remain a part of the Leased Premises at the expiration of this Lease.

It is further agreed that this Lease is made by the Landlord and accepted by the Tenant with the distinct understanding and agreement that the Landlord shall have the right and privilege to make and build additions to the Building of which the Leased Premises are a part, and make such alterations and repairs to said Building as it may deem wise and advisable without any liability to the Tenant therefore.

INDEMNIFICATlON 16. Tenant further agrees that Tenant will pay all liens of contractors, subcontractors, mechanics, laborers, material men, and other items of like character, and will indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorneys' fees and costs reasonably incurred in and about the defense of any suit in discharging the said Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

The Tenant herein shall not have any authority to create any liens for labor or materials on the Landlord's interest in the Leased Premises and all persons contracting with the Tenant for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration, or repair of any facilities or other improvements on or about the Leased Premises, and all material men, contractors, subcontractors, mechanics, and laborers are hereby charged with notice that they must look only to the Tenant and to the Tenant's interests in the Leased Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant.

PARKING 17. Tenant is hereby granted the nonexclusive privilege to use Five (5), unassigned parking spaces in the parking lot for use by itself and its agents. Tenant shall abide by all rules and regulations as concerns the use of the aforementioned parking area as may now exist or as may hereinafter be promulgated by the Landlord, and a violation of this clause and or the rules referred to above shall constitute, upon reasonable notice to Tenant, at the option of Landlord, a default by the Tenant in the terms, conditions and covenants of this Lease or Landlord shall have the right to revoke Tenant's parking privileges provided by this paragraph and such revocation shall not affect any other rights, duties or obligations as provided for in this Lease. These parking spaces will be charged to the Tenant on a monthly basis according to the monthly rate in effect from time-to-time and are in addition to Base Rent or any other charges required to be made pursuant to the provisions of this Lease. The Landlord for the exclusive use of Tenant or other tenants subject to change by Landlord may designate parking spaces. Tenant agrees that any parking cards, stickers or related materials supplied by Landlord to Tenant shall remain the property of Landlord and, upon termination of this Lease or revocation of Tenant's Parking privileges, whichever shall first occur. Tenant shall promptly return such cards, stickers and related materials to Landlord.

ESTOPPEL STATEMENT 18. Tenant agrees that from time to time, upon not less then ten (10) days prior request by Landlord, Tenant will deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the rent and other charges have been paid; and (c) that Landlord is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail.

SUBORDINATION 19. If the Building and/or Leased Premises are at any time subject to a mortgage and/or deed of trust, and Tenant has received written notice from Mortgagee of same, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Landlord's Mortgagee and each Landlord's Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty (30) days, and Tenant will accept such curative or remedial action (if any) taken by Landlord's Mortgagee with the same effect as if such action had been taken by Landlord. This Lease shall at Landlord's option, which option may be exercised at any time during the Lease Term, be subject and subordinate to any first mortgage now or hereafter encumbering the Building. This provision shall be self-operative without the execution of any further instruments.

Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instrument(s) which Landlord may deem desirable to evidence the subordination of this Lease to any and all such mortgages.

A ATORNMENT 20. If the interest of Landlord under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any first mortgage on the Leased Premises. Tenant shall be bound to such transferee (herein sometimes called the "Purchaser") for the balance of the Term hereof remaining, and any extensions or renewals thereof which may be effective in accordance with the terms and provisions hereof with the same force and effect as if the Purchaser were the Landlord under this Lease, and Tenant does hereby agree to attorn to the Purchaser, including the Mortgagee under any such mortgage if it be the Purchaser, as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the Landlord under this Lease. The respective rights and obligations of Tenant and the Purchaser upon such attornment, to the extent of the remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of Landlord's interest. Landlord shall be released and relieved &on all liability and responsibility thereafter accruing to Tenant under Lease or otherwise and Landlord's successor by acceptance of rent &on Tenant hereunder shall become liable and responsible to Tenant in respect to all obligations of the Landlord under this Lease.

ASSIGNMENT 21. Without the written consent of Landlord first obtained in each case. Tenant shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease or underlet the Leased Premises or any part thereof or permit the Leased premises to be occupied by other persons. In the case of a subletting, Landlord's consent may be predicated, among other things, upon Landlord becoming entitled to collect and retain all rentals payable under the sublease. If this Lease be assigned, or if the Leased Premises or any part thereof be underlet or occupied by anybody other than Tenant, the Landlord may, after default by the Tenant, collect or accept rent from the assignee, under tenant, or occupant and apply the net amount collected or accepted to the rent herein reserved, but no such collection or acceptance shall be deemed a waiver of this covenant or the acceptance of the assignee, under tenant, or occupant as Tenant, nor shall it be construed as or implied to be a release of the Tenant from the further observance and performance by the Tenant of the terms, provisions, covenants and conditions herein contained.

In lieu of consenting or not consenting, Landlord may, at its option, (i) in the case of the proposed assignment or subletting of Tenant's entire leasehold interest, terminate this Lease in its entirety, or (ii) in the case of the proposed assignment or subletting of a portion of the Premises, terminate this Lease as to that portion of the Premises which Tenant has proposed to assign or sublet. In the event Landlord elects to terminate this Lease pursuant to clause
(ii) of this paragraph. Tenant's obligations as to base Rental and Additional Rent shall be reduced in the same proportion that the Net Rent able Area of the portion of the Premises taken by the proposed assignee or subtenant bears to the total Net Rent able Area of the Premises.

SUCCESSORS AND ASSIGNS 22. All terms, provisions, covenants and conditions to be observed and performed by Tenant shall be applicable to and binding upon Tenant's respective heirs, administrators, executors, successors and assigns, subject, however, to the restrictions as to assignment or subletting by Tenant as provided herein. All expressed covenants of this Lease shall be deemed to be covenants running with the land.

HOLD HARMLESS OF LANDLORD 23. In consideration of said Premises being leased to Tenant for the above rental, Tenant agrees: that Tenant, at all times, will indemnify and keep Landlord harmless from all losses, damages, liabilities and expenses, which may arise or be claimed against Landlord and be in favor of any persons, firms or corporations, consequent upon or arising from the use or occupancy of said Premises by Tenant, or consequent upon or arising from any acts, omissions, neglect or fault of Tenant, his agents, servants, employees, licensees, visitors, customers, patrons or invitee, or consequent upon or arising from Tenant's failure to comply with any laws, statutes, ordinances, codes or regulations as herein provided; that Landlord shall not be liable to Tenant for any damages, losses or injuries to the persons or property of Tenant which may be caused by the acts, neglect, omissions or faults of any persons, firms or corporations, except when such injury, loss or damage results from negligence of Landlord, his agents or employees, and that Tenant will indemnify and keep harmless Landlord from all damages, liabilities, losses, injuries, or expenses which may arise or be claimed against Landlord and be in favor of any person, firms or corporations, from any injuries or damages to the person or property of any persons, firms or corporations, where said injuries or damages arose about or upon said Premises, as a result of the negligence of Tenant, his agents, employees, servants, licensees, visitors, customers, patrons, and invitee. All personal property placed or moved into the Leased Premises or Building shall be at the risk of Tenant or the owner thereof, and Landlord shall not be liable to Tenant for any damage to said personal property. Tenant shall maintain at all times during the Term of this Lease an insurance policy or policies in an amount sufficient in Landlord's opinion, to indemnify Landlord or pay Landlord's damages, if any, resulting from any matters set forth hereinbefore in this paragraph 23. In case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation and any appeal thereof(pound) Attorneys' FEES 24. If either party defaults in the performance of any of the terms, provisions, covenants and conditions of this Lease and by reason thereof the other party employs the services of an attorney to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events the prevailing party shall be entitled to reasonable attorneys' fees and all expenses and costs incurred by the prevailing party pertaining thereto (including costs and fees relating to any appeal) and in enforcement of any remedy.

DAMAGE OR DESTRUCTION 25. In the event the Leased Premises shall be destroyed or so damaged or injured by fire or other casualty, during the Term of this Lease, whereby the same shall be rendered untreatable, the Landlord shall have the right, but not the obligation, to render such Leased Premises tenantable by repairs within 180 days there from. Landlord agrees that, within 60 days following damage or destruction, it shall notify Tenant with respect to whether or not Landlord intends to restore the premises. If said Premises are not rendered tenantable within the aforesaid 180 days it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date of such fire and casualty. The cancellation herein mentioned shall be evidenced in writing. During any time that the Leased Premises are untreatable due to causes set forth in this paragraph, the rent or a just and fair proportion thereof shall be abated. Notwithstanding the foregoing, should damage, destruction or injury occur by reason of Tenant's negligence. Landlord shall have the right, but not the obligation, to render the Leased Premises tenantable within 360 days of the date of damage, destruction or injury and no abatement of rent shall occur. Notwithstanding the foregoing, should damage or destruction occur during the last twelve months of the Lease Term either Landlord or Tenant shall have the option to terminated this Lease, effective on the date of damage or destruction, provided notice to terminate is given within 30 days of the date of such damage or destruction. Notwithstanding the foregoing, should the damage or destruction occur by reason of Tenant's negligence, Tenant shall not have such option to terminate.

EMINENT DOMAIN 26. If there shall be taken during the Term of this Lease any part of the Leased Premises, Parking Facilities or Building, other than a part not interfering with maintenance, operation or use of the Leased premises, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue the Lease, the rental shall be reduced in proportion to the area of the Leased Premises so taken and Landlord shall repair any damage to the Leased Premises, parking facilities, or Building resulting from such taking. If any part of the Leased Premises is taken by condemnation or Eminent Domain which renders the Premises unsuitable for its intended use, the Tenant may elect to terminate this Lease, or if any part of the Leased Premises is so taken which does not render the Premises unsuitable for its intended use, this Lease shall continue in effect and the rental shall be reduced in proportion to the area of the Leased Premises so taken and Landlord shall repair any damage to the Leased Premises resulting from such taking. If all of the Leased Premises is taken by condemnation or Eminent Domain, this Lease shall terminate on the date of the taking. All sums awarded (or agreed upon between Landlord and the condemning authority) for the taking of the interest of Landlord and/or Tenant, whether as damages or as compensation, and whether for partial or total condemnation, will be the property of Landlord. If this Lease should be terminated under any provisions of this paragraph, rental shall be payable up to the date that possessions is taken by the authority, and Landlord will refund to Tenant any prepaid unaccrued rent less any sum or amount than owing by Tenant to Landlord.

ABANDONMENT 27. If, during the term of this Lease, Tenant shall abandon, vacate or remove from the Leased Premises the major portion of the goods, wares, equipment or furnishings usually kept on said Leased Premises, or shall cease doing business in said Leased Premises, or shall suffer the rent to be in arrears. Landlord may, at its option, cancel this Lease in the manner stated in paragraph 28 hereof, or Landlord may enter said Leased Premises as the agent of Tenant by force or otherwise, without being liable in any way therefore and relent the Leased Premises with or without any furniture that may be therein, as the agent of Tenant, at such price and upon such terms and for such duration of time as Landlord may determine, and receive the rent therefore, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Landlord over above the expenses to Landlord of such relenting. Tenant shall pay any deficiency.

UPON THE EXPIRATION OR TERMINATION OF THIS LEASE, OR IN THE EVENT THAT LESSEE ABANDONS THE PREMISES, ANY PERSONAL PROPERTY THAT LESSEE LEAVES AT THE DEMISED PREMISES SHALL BE DEEMED TO HA VE BEEN ABANDONED AND MAYBE EITHER RETAINED BY LESSOR AS THE PROPERTY OF LESSOR OR MAY BE DISPOSED OF AS LESSOR SEES FIT.

INSOLVENCY 28. It is agreed between the parties hereto that: if Tenant shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal reorganization or composition proceeding or make a general assignment or take the benefit of any insolvency law, or if Tenant's leasehold interest under this Lease shall be sold under any execution or process of law, or if a trustee in bankruptcy or a receiver be appointed or elected or had for Tenant (whether under Federal or State laws), or if said Premises shall be abandoned or deserted; or if Tenant shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed; or if this Lease or the Term thereof be transferred or pass to or devolve under any persons, firms, officers or corporations other than Tenant by death of the Tenant, operation of law or otherwise, than and in any such events, at the option of Landlord, the total remaining unpaid Base Rental for the Term of this Lease shall become due and payable or this Lease and the Term of this Lease shall expire and end five (5) days after Landlord has given Tenant written notice (in the manner hereinafter provided) of such act, condition or default and Tenant hereby agrees immediately then to pay said Base Rental or quit and surrender said Leased Premises to Landlord; but this shall not impair or affect Landlord's right to maintain summary proceedings for the recovery of the possession of the Leased Premises in all cases provided for by law. If the Term of this Lease shall be so terminated, Landlord may immediately, or at any time thereafter, re-enter or repossess the Leased Premises and remove all persons and property there from without being liable for trespass or damages.

LIEN FOR PAYMENT OR RENT 29. Tenant hereby pledges and assigns to Landlord as security for the payment of any and all rental or other sums or amounts provided for herein, all of the furniture, fixtures, goods and chattels of Tenant which shall or may be brought or put on or into said Leased Premises, and Tenant agrees that said lien may be enforced by distress, foreclosure or otherwise, at the election of the Landlord. Tenant hereby expressly waives and renounces for himself and family any and all homestead and exemption rights he may now have or hereafter acquire under or by virtue of the constitution and laws of the State of Florida or of any other state, or of the United States, as against the payment of said rental or any other obligations or damage that may accrue under the Terms of this Lease.

WAIVER OF DEFAULT 30. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, in law and/or in equity. No waiver by Landlord of a default by Tenant shall be implied, and no express waiver by Landlord shall affect any default other than the default specified in such waiver and that only for the time and extension therein stated. No waiver of any term, provision, condition or covenant of this Lease by Landlord shall be deemed to imply or constitute, a further waiver by Landlord of any other term, provision, condition or covenant of this Lease. In addition to any rights and remedies specifically granted Landlord herein. Landlord shall be entitled to all rights and remedies available at law and in equity in the event that Tenant shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed or fails to pay Base Rental, Additional Rental or any other sums due Landlord hereunder when due. All rights and remedies specifically granted to Landlord herein by law and in equity shall be cumulative and not mutually exclusive.

RIGHT OF ENTRY 31. Landlord, or any of his agents, shall have the right to enter the Leased Premises during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or to said Building, or to exhibit said Leased Premises at any time within one hundred eighty (180) days before expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease.

NOTICE 32. Any notice given Landlord as provided for in this Lease shall be sent to Landlord by registered mail addressed to Landlord at Landlord's Management Office in the Building. Any notice to be given Tenant under the terms of this Lease, unless otherwise stated herein, shall be in writing and shall be sent by certified mail to the office of Tenant in the Building either party, from time to time, by such notice, may specify another address to which subsequent notice shall be sent.

LANDLORD CONTROLLED AREAS 33. All automobile parking areas, driveways, entrances and exits thereto, Common Areas, and other facilities furnished by Landlord, including all parking areas, truck way or ways, loading areas, pedestrian walk ways and ramps, landscaped areas, stairways, corridors, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers, shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right &on time to time to establish, modify and enforce rules and regulations with respect to all facilities and areas and improvements; to police same, &on time to time to change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to, to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of said areas or facilities to such extent as many in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the public area, Common Area or facilities; to discourage non-tenant parking; to charge a fee for visitor and/or customer parking; and to do and perform such other acts in and to said areas and improvements as, in the sole judgment of Landlord, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers. Landlord will operate and maintain the Common Areas and other facilities referred to in such reasonable manner as Landlord shall determine &on time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to designate a manager of the parking facilities and/or Common Areas and other facilities who shall have the full authority to make and enforce rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking areas and/or Common Areas and other facilities. Reference in this paragraph to parking areas and/or facilities shall in no way be construed as giving Tenant hereunder any rights and or privileges in connection with such parking areas and/or privileges are expressly set forth in paragraph 17 hereof.

CONDTION OF PREMISES ON TERMINATION OF LEASE AND HOLDING OVER 34. Tenant agrees to surrender to Landlord, at the end of the Term of this Lease and/or upon any cancellation of this Lease, said Leased Premises in as good condition as said Leased Premises were at the beginning of the Term of this Lease, ordinary wear and tear, and damage by fire or other casualty not caused by Tenant's negligence excepted. Tenant agrees that if Tenant does not surrender said Leased Premises to Landlord at the end of the Term of this Lease than Tenant will pay to Landlord double the amount of the current rental for each month or portion thereof that Tenant holds over plus all damages that Landlord may suffer on account of Tenant's failure to surrender to Landlord possession of said Leased Premises, and will indemnify and save Landlord harmless from and against all claims made by any succeeding Tenant of said Leased Premises against Landlord on account of delay of Landlord in delivering possession of said Leased Premises to said succeeding Tenant so far as such delay is occasioned by failure of Tenant to so surrender said Leased Premises in accordance herewith of otherwise.

No receipt of money by Landlord from Tenant after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment.

No act or thing done by Landlord or its agents during the Term hereby granted shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of Landlord.

OCCUPANCY TAX 35. Tenant shall be responsible for and shall pay before delinquency all municipal, country or state taxes assesses during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

SIGNS 36. Landlord shall have the right to install signs on the interior or exterior of the Building and Leased Premises and/or change the Building's naD1e or street address.

TRIAL BY JURY 37. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Premises. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment of rent or any other payment required of Tenant hereunder.

RELOCATION OF TENANT 38. Landlord expressly reserves the right at Landlord's sole cost and expense to remove Tenant from the Leased Premises and to relocate Tenant in some other space of Landlord's choosing of approximately the same dimensions and size within the Building, which other space shall be decorated by Landlord at Landlord's expense. Landlord shall have the right, in Landlord's sole discretion, to use such decorations and materials from the existing Premises, or other materials so that the space in which Tenant is relocated shall be comparable in its interior design and decorating to the Premises from which Tenant is removed.

Nothing herein contained shall be construed to relieve Tenant or imply that Tenant is relieved of the liability for or obligation to pay any Additional Rent due by reason of the provisions of paragraph 4 of this Lease, the provisions of which paragraph shall be applied to the space in which Tenant is relocated on the same basis as said provisions were applied to the Premises from which Tenant is removed. Tenant agrees that landlords' exercise of its election to remove and relocate Tenant shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the rents and perform the covenants and agreements hereunder for the full Term of this Lease.

CROSS DEFAULT 39. If the term of any lease, other than this Lease, made by Tenant for any other space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such default shall, ipso facto constitute a default hereunder and empower Landlord at Landlord's sole option, to terminate this Lease as herein provided in the event of default.

INVALIDITY OF PROVISION 40. If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provision, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, provision, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law. This Lease shall be construed in accordance with the laws of the State of Florida.

TIME OF ESSENCE 41. It is understood and agreed between the parties hereto that time is of the essence of all the terms, provisions, covenants and conditions of this Lease.

MISCELLANEOUS 42. The terms Landlord and Tenant as herein contained shall include singular and/or plural, masculine, feminine and/or neuter, heirs, successors, executors, administrators, personal representatives and/or assigns wherever the context so requires or admits. The terms, provisions, covenants and conditions of this Lease are expressed in the total language of this Lease Agreement and the paragraph headings are solely for the convenience of the reader and are not intended to be all inclusive. Any formally executed addendum to or modification of this Lease shall be expressly deemed incorporated by reference herein unless a contrary intention is clearly stated herein.

EFFECTIVE DATE 43. Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrument becomes effective at a Lease upon execution and delivery by both Landlord and Tenant.

ENTIRE AGREEMENT 44. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be modified only by an agreement in writing signed by Landlord and Tenant. No surrender of the Leased Premises, or of the remainder of the terms of this Lease, shall be valid unless accepted by Landlord in writing. Tenant acknowledges and agrees that Tenant has not relied upon any statement, representation, prior written or contemporaneous oral promises, agreements or warranties except such as are expressed herein.

BROKERAGE 45. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than (if the foregoing blank has not been completed, the word "None" shall be deemed to have been typed therein) and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

FORCE MAJEURE 46. Neither Landlord nor Tenant shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, hurricanes, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed force majeure.

SECURITY 47. Landlord and Tenant hereby agree that Landlord does not assume and has no duty to provide security in and about the Leased Premises, the Building, common and recreation areas and parking areas for protection of Tenant, its employees, agents, visitors, invitees or licensees from foreseeable criminal acts or criminal activity of any kind or nature whatsoever.

Tenant hereby assumes all responsibility to provide security to protect Tenant, its employees, agents, visitors, invitees or licensees from and against all such foreseen or unforeseen criminal acts. Landlord of any duty to provide security shall not construe any provisions of security services by Landlord as an assumption and Landlord, if at any time provided, may discontinue such services, at any time at Landlord's election without liability to Tenant or any third party.

INSURANCE REQUIREMENTS 48. Tenant hereby agrees to indemnify and hold handless Landlord, its subsidiaries, directors, officers, agents and employees &on and against any and all damages, loss, liability or expense including but not limited to, attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting anytime thereof, and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the demised premises and adjacent areas by Tenant or otherwise, the acts or omissions of Tenant, its agents, employees or any contractors brought onto said premises by Tenant, except that caused by the sole negligence of Landlord or its employees, agents, customers and invitees. Such loss or damage shall include, but not limited to any injury or damage to Landlord's personnel (including death resulting anytime thereof) or premises. Tenant agrees that the obligations assumed herein shall survive this Lease.

Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord. as their interest may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverage's:

(a) Damage.

Comprehensive General Liability Insurance Not Less than $1,000,000 Combined Single Limit both bodily injury and property

(b) Fire and Extended Coverage, Vandalism and Malicious Mischief, Sprinkler Leakage (where applicable) insurance, to cover all of Tenant's stock in trade, fixtures, furniture, furnishings, removable floor coverings, trade equipment, signs and all other decorations placed by Tenant in or upon the Leased Premises.

Worker's Compensation as required by Florida Statutes.

Employer's Liability -Not less than $100,000.

Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage with limits no less than those specified above. Such Certificates, shall name Landlord, its subsidiaries, directors, agents and employees as additional insured and shall expressly provide that the interest of same therein shall not affected by any breach by Tenant of any policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alteration to, or cancellation of, the coverage's evidenced by such Certificates.

A FAILURE TO PROVIDE SUCH INSURANCE COVERAGE SHALL BE DEEMED A DEFAULT IN LEASE

If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a coinsurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill thereof and evidence of such loss.

Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense, such additional insurance as Tenant deems adequate.

Landlord shall at all times during the term of this Lease, at its expense, maintain a policy or policies of insurance, issued by and binding upon some solvent insurance company, insuring the building against loss or damage by fire, explosion or other hazards and contingencies for the full insurable value, provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or obtain upon Leased Premises, or any additional improvements which Tenant may construct on the premises. Landlord reserves the right to self-insure such building.

Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Leased Premises, the Building, improvements to the Building of which Leased Premises are a part, personal property {building contents) within the Building, any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or obtain upon the Leased Premises or any additional improvements which Tenant may construct on the Leased Premises, by reason of fire, the elements or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees.

LIMITATION OF LIABILITY: 49. The term Landlord as used in this Lease shall be limited to mean and include only the owner or owners at the time in question of the fee of the Leased Premises and in no event shall such term or any covenant be construed to impose a personal obligation upon the Property Manager and Leasing Agent who is an independent contractor authorized by the owner of the Leased Premises to secure leases and to manage the Leased Premises pursuant to a written Management Contract.

Nothing herein shall be construed to imply or impose upon either the Property Manager and Leasing Agent or the owner of the Leased Premises, a general agency relationship. In the event of any transfer of title to such fee, the Landlord herein shall be automatically freed and relieved from all personal liability with respect to performance of any covenant or obligation on the part of Landlord, provided any security deposits or advance rents held by Landlord are turned over to the grantee and said grantee expressly assumes, subject to the limitations of this paragraph, all the terms, covenants and conditions of this Lease to be performed on the part of Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during their respective successive periods of ownership.

Notwithstanding anything to the contrary contained in this Lease. it is agreed and understood that Tenant shall look solely to the estate and property of the Landlord in the land and buildings comprising the Building of which the Leased Premises is a part for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of any default or breach by Landlord in the performance of its obligations under this Lease. it being intended hereby that no other assets of Landlord shall be subject to levy execution. attachment or other such legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach.

FLOOR LOAD LIMITS: 50. Tenant shall not place a load upon any floor of the Leased Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

RADON GAS 51. In accordance with the requirements of Florida Statutes Section 404.56(8) the following notice is hereby given: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

EFFECT OF SUBMISSION: 52. Submission of this instrument for examination and consideration does not constitute a reservation of or option for the Leased Premises. The instrument becomes effective as a lease only upon execution and delivery by both Landlord and Tenant.

ACCEPTANCE 53. The prompt payment of the rent for said premises upon the dates names, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the LESSOR, are the conditions upon which the lease is made and accepted and any failure on the part of the LESSEE to comply with the terms of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the LESSOR, shall at the option of the LESSOR, work a forfeiture of this contract, and all of the rights of the LESSEE hereunder.

TENANT'S BREACH AND LANDLORD'S REMEDIES 54. A. DEFAULT During the term of this Lease, any of the following shall constitute an Event of Default (i) Tenant shall fail to make the payment of any rent or other sums due under the terms of this Lease for ten (10) calendar days after the due date thereof; or (ii) Tenant shall fail in the performance or observance of any of the other terms, covenants, conditions or agreements of this Lease other than payment of money for fifteen (15) days after written notice and demand, or (if such default shall be of such a nature that the same cannot practicably be cured within said fifteen (15) day period) Tenant shall not within said fifteen (15) day period commence the curing and performance of such default or fail to prosecute and complete with due diligence and the curing and performance of same; or (iii) Tenant shall make a general assignment for the benefit of its creditors; commence a voluntary case under the United States Bankruptcy Code; fail to have dismissed within sixty (60) days of filing, an involuntary case under the Bankruptcy Code.

B. REMEDIES In the event of an occurrence of an Event of Default, Landlord, at Landlord's option, may elect to do any one or more of the following: (i) terminate this Lease or terminate Tenant's right of possession without terminating the Lease, and re-enter the Premises; and/or (ii) accelerate the rent that is due for the term of the Lease and all such rent shall be immediately due and payable; and/or under Florida law. (iii) exercise any and all remedies available. In case of any such re-entry, termination and/or dispossession by summary proceedings or otherwise as provided above: part thereof; (i) Landlord may relent the Premises or any (ii) Tenant also shall pay to Landlord the amount by which the rent reserved in this Lease and/or covenanted to be paid exceeds the net amount (after reduction of all costs and expenses reasonably incurred by Landlord in connection with relenting), if any, of the rents collected on account of Landlord's re-letting. Landlords right to cure Tenants default. If Tenant shall fail or neglect to comply with and perform any term, covenant, condition or agreement hereunder, then, upon five (5) days' prior written notice to Tenant (or upon shorter notice, or with no notice at all, if necessary to meet an emergency situation or a governmental or municipal time limitation), Landlord, at Landlord's option, may perform such work and take such other steps as Landlord may deem advisable to comply with and perform any such term, covenant, condition or agreement which is in default. In such event Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord.

IN WITNESS WHEREOF, the parties executed the foregoing hereto, on the date above first written.

                          LANDLORD : Lucky Capital Inc.

WITNESSES

By: /s/ Margot Swan                               By: /s/ Sidney Dulman
---------------------------------------           ------------------------------


Name:    Sidney Dulman
         ----------------
         (Print or Type)

Title: President
       ---------

Name:
     --------------------
         (Print or Type)

                                            TENANT: Talk Visual Corporation

WITNESSES:

By: /s/ Clint Snyder                                By: /s/ Eugene Rosov
---------------------------------------             ----------------------------


Name:    Eugene Rosov
         ---------------
         (Print or Type)

Title: President
       ---------

Name:
     --------------------
         (Print or Type)















                              RULES AND REGULATIONS

Lucky Capital

Lucky Capital, Inc. (LANDLORD) Talk Visual Corporation (TENANT)